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                                                                     EXHIBIT 4.1

                           SPECIMEN STOCK CERTIFICATE

      COMMON SHARES                                               COMMON
                                                                  SHARES
                                                                   [   ]

     NUMBER
   TPO- [   ]

At no charge, any
shareholder may receive a                             CUSIP 876223 10 8
full statement of the                        SEE REVERSE FOR CERTAIN DEFINITIONS
designation, relative
rights, preferences, and
limitations of the shares
of each class or series of
the Corporation's shares
and the authority of the
Corporation's Board of
Directors to designate and
prescribe the relative
rights, preferences, and
limitations of series so
far as the same have been
prescribed, by sending a
written request for such
statement to the Transfer
Agent

                        [LOGO OF TARPON INDUSTRIES, INC.]
                             TARPON INDUSTRIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

THIS CERTIFIES THAT [SPECIMEN]                      SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS
is the record holder of [   ]

FULLY PAID AND NONASSESSABLE COMMON SHARES, NO PAR VALUE, OF

TARPON INDUSTRIES, INC., transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         (New York, New York)
                                         TRANSFER AGENT AND REGISTRAR

                                                      AUTHORIZED SIGNATORY

_______________________    _________________________

CHIEF FINANCIAL OFFICER    CHAIRMAN, CHIEF EXECUTIVE
                             OFFICER AND PRESIDENT

                                                      TARPON INDUSTRIES, INC.

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________________________________________________________________________________
                        [FORM OF REVERSE OF CERTIFICATE]

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common           UNIF GIFT MIN ACT- _____Custodian_____
TEN ENT-- as tenants by the entireties                     (Cust.)       (Minor)
JT TEN -- as joint tenants with right of survivorship and notex as tenants in common under Uniform Gifts to Minors Act

                                             Act________________________________
                                                          (State)

                               UNIF TRF MIN ACT- ________Custodian(until age)
                                                 (Cust.)

                                                 ________under Uniform Transfers
                                                 (Minor)
                                                 to Minors Act__________________
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER OF
ASSIGNEE.
        [    ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                 (Sign here)____________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.